                                                                   Exhibit 10.10

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                               HF HOLDINGS, INC.

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                            STOCKHOLDERS AGREEMENT

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                        Dated as of September 27, 1999

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

                               TABLE OF CONTENTS

1.  DEFINITIONS..............................................................2
      1.1.  Certain Definitions..............................................2
      1.2.  Certain Matters of Construction..................................9
      1.3.  Cross Reference Table...........................................10

2.  [RESERVED]..............................................................11

3.  VOTING AGREEMENT........................................................12
      3.1.  Election of Directors...........................................12
      3.2.  Removal of Directors............................................12
      3.3.  Successors......................................................12
      3.4.  Certain Transactions............................................13
      3.5.  Committees......................................................13
      3.6.  Special Rule for Fund Designated Directors......................13
      3.7.  Proxy; the Company..............................................14
      3.8.  Period..........................................................15

4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS................................16
      4.1.  Securities......................................................16
      4.2.  Period..........................................................17
      4.3.  Status in Hands of Certain Transferees..........................18
      4.4.  Lock-Up.........................................................18

5.  CSFB AND JUNIOR MANAGEMENT OPTIONS......................................18
      5.1.  Junior Management...............................................18
      5.2.  CSFB............................................................21

6.  "TAKE ALONG" RIGHTS.....................................................23
      6.1.  Procedure.......................................................23
      6.2.  Certain Legal Requirements......................................24
      6.3.  Further Assurances; Management Roll-over........................25
      6.4.  Closing.........................................................26
      6.5.  Fairness Opinions in Certain Circumstances......................26
      6.6.  Special Approval Right..........................................27
      6.7.  Period..........................................................27


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

7.  CO-SALE RIGHTS..........................................................28
      7.1.  Tag Along.......................................................28
      7.2.  Certain Legal Requirements......................................30
      7.3.  Further Assurances; Management Roll-Over........................31
      7.4.  Closing.........................................................32
      7.5.  Excluded Transactions...........................................32
      7.6.  Period..........................................................33

8.  REGISTRATION RIGHTS.....................................................33
      8.1.  Piggyback Registration Rights...................................33
      8.2.  Demand Registration Rights......................................35
      8.3.  Certain Other Provisions........................................38
      8.4.  Indemnification and Contribution................................40
      8.5.  Lock-up.  ......................................................43

9.  CERTAIN FUTURE EQUITY FINANCINGS OF THE COMPANY.........................43
      9.1.  Right of Participation..........................................44
      9.2.  Termination.....................................................47

10.  DETERMINATION OF FAIR MARKET VALUE.....................................47

11.  REMEDIES...............................................................48
      11.1.  Generally......................................................48
      11.2.  Deposit........................................................48

12.  LEGENDS................................................................48
      12.1.  Securities Act Legend..........................................49
      12.2.  Stockholders Agreement Legend..................................49
      12.3.  Option-Eligible Shares Legend..................................49

13.  AMENDMENT, TERMINATION, ETC............................................50
      13.1.  No Oral Modifications..........................................50
      13.2.  Written Modifications..........................................50

14.  MISCELLANEOUS..........................................................51
      14.1.  Authority; Effect..............................................51
      14.2.  Notices........................................................51
      14.3.  Binding Effect, etc............................................53
      14.4.  Descriptive Headings...........................................53


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      14.5.  Counterparts...................................................53
      14.6.  Severability...................................................54
      14.7.  Joint and Several Liability of the Company and ICON............54
      14.8.  Third Party Beneficiaries......................................54
      14.9.  Termination of Equity Commitment Letter........................54
      14.10. Limitation on CSFB Acquisitions................................54

15.  GOVERNING LAW..........................................................55
      15.1.  Governing Law..................................................55
      15.2.  Consent to Jurisdiction........................................55
      15.3.  WAIVER OF JURY TRIAL...........................................55
      15.4.  Reliance.......................................................56


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

                            STOCKHOLDERS AGREEMENT

      This Stockholders Agreement (the "Agreement") is made as of September 27, 1999 by and among:

      (i)   HF Holdings, Inc., a Delaware corporation (the "Company"),

      (ii)  ICON Health & Fitness, Inc. a Delaware corporation ("ICON"),

      (iii) each of Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Bain Initial Investors," and each a "Bain Initial Investor"),

      (iv) HF Investment Holdings, LLC, a Delaware limited liability company (the "LLC"),

      (v) Credit Suisse First Boston Corporation, a Massachusetts corporation (together with its affiliates, "CSFB"),

      (vi) each of Gary Stevenson and Scott Watterson (together, the "Senior Management Initial Investors," and each a "Senior Management Initial Investor"), and

      (vii) each of Inverness/Phoenix Capital LLC, a Delaware limited liability company, Stanley C. Tuttleman and any other parties signing a counterpart signature page hereto as of the date hereof (collectively, the "Other Initial Investors," and each an "Other Initial Investor").

                                    Recitals

      1. Pursuant to a Subscription and Stock Purchase Agreement dated as of the date hereof, as listed on Schedule I hereto (the "LLC Purchase Agreement"), the LLC has agreed to purchase shares of Common Stock, par value $.001 per share (the "Common Stock") of the Company. Simultaneously therewith, the Bain Initial Investors, CSFB, the Senior Management Initial Investors and the Other Initial Investors have agreed to purchase membership units in the LLC.

      2. Pursuant to a Securities Purchase Agreement dated as of the date hereof, as listed on Schedule I hereto (the "CSFB Purchase Agreement"), CSFB has agreed to purchase shares of Common Stock and notes convertible into shares of Common Stock. In addition, pursuant to the Exchange Offers (as defined herein), CSFB is acquiring warrants to purchase shares of Common

Stock. For the avoidance of doubt, such warrants shall not constitute Non-CSFB Warrants (as defined below) and shall constitute CSFB Securities (as defined below) for all purposes of this Agreement.

      3. Pursuant to the Exchange Offers, the former bondholders of ICON, IHF Holdings, Inc. and ICON Fitness Corporation who participate in the Exchange Offers (the "Non-CSFB Initial Warrantholders") are acquiring warrants to purchase shares of Common Stock (the "Non-CSFB Warrants").

      4. Concurrent with the closings under the LLC Purchase Agreement and CSFB Purchase Agreement, the Senior Management Initial Investors are receiving shares of Common Stock. In addition, subsequent to the closings under the LLC Purchase Agreement and CSFB Purchase Agreement, certain members of the junior management of ICON who execute a Joinder and Supplement to this Stockholders Agreement (the "Junior Management Initial Investors") will be granted options to purchase shares of Common Stock under the Company's 1999 Junior Management Stock Option Plan.

      5. The parties believe that it is in the best interests of the Company and the Investors to: (i) provide that certain shares of Common Stock shall be transferable only upon compliance with the terms hereof; (ii) provide the Company with certain rights and obligations with respect to the purchase of shares of Common Stock under certain circumstances; (iii) provide for certain rights and obligations of the Bain Investors and the Other Investors with respect to the election of directors of the Company; and (iv) set forth their agreements on certain other matters.

                                    Agreement

      Now therefore, in consideration of the foregoing and the mutual agreements set forth below, the parties hereto, each intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS. For purposes of this Agreement:

      1.1. Certain Definitions. The following terms shall have the following meanings:

            1.1.1. "Affiliate" shall mean, with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified.

            1.1.2. "Affiliated Buyer" shall mean any Proposed Buyer which is (i) any Bain Investor or Affiliated Fund or (ii) any Person in which any Bain Investor or Affiliated


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      Fund holds any shares of stock (or in the case of a Person which is not a corporation, equivalent class of beneficial interest), other than shares of stock (or equivalent beneficial interest) to be received in exchange for Securities pursuant to the Sale.

            1.1.3. "Affiliated Fund" shall mean any limited partnership or other Person formed for the purpose of investing in other companies or businesses and for which Bain Capital Investors, Inc., a Delaware corporation, or any of its Affiliates, acts as a general partner or otherwise has the right to direct the voting of shares of corporations in which such limited partnership or other Person invests.

            1.1.4. "Bain Investor" shall mean (i) after the LLC Liquidation, any Bain Initial Investor and any Affiliated Fund, any transferee pursuant to
      Section 7.5(a) or (b) or any holder of Class B Units of the LLC which, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such stockholder agrees to be bound by the terms of this Agreement to the same extent as a Bain Initial Investor and (ii) prior to the LLC Liquidation, the LLC.

            1.1.5. "Bain Majority Holders" shall mean, as of any date, the holders of a majority of the Bain Securities outstanding on such date.

            1.1.6. "Bain Securities" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Bain Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise or conversion of any Options and (b) all Options originally granted or issued to a Bain Investor (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            1.1.7. "Board" shall mean the Board of Directors of the Company.

            1.1.8. "CSFB Investors" shall mean CSFB and any transferee pursuant to Section 4.1.5 which, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement to the same extent as CSFB.

            1.1.9. "CSFB Majority Holders" shall mean, as of any date, the holders of a majority of the CSFB Securities outstanding on such date.


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            1.1.10. "CSFB Securities" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, CSFB, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise or conversion of any Options and (b) all Options originally granted or issued to CSFB (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            1.1.11. "Equivalent Shares" shall mean as to any outstanding shares of Common Stock, such number of shares of Common Stock, and as to any outstanding Options, the maximum number of shares of Common Stock for which or into which such Options may at the time be exercised or converted.

            1.1.12. "Exchange Act" shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

            1.1.13."Exchange Offers" shall mean the exchange offers effected with respect to ICON's 13% Senior Subordinated Notes due 2002, IHF Holdings, Inc.'s 15% Senior Secured Discount Notes due 2004 and ICON Fitness Corporation's 14% Senior Discount Notes due 2006 as described in the Company's and ICON's Exchange Offer and Consent Solicitation Statement, dated July 30, 1999, as amended and supplemented from time to time.

            1.1.14. "Fair Market Value" shall mean, as of any date, the fair value of any Security or other securities as of the applicable date, as determined pursuant to Section 10.

            1.1.15. "Financial Buyer" shall mean an entity controlled directly or indirectly by one or more institutional investors.

            1.1.16. "Independent Investment Banking Firm" means any nationally recognized investment banking firm listed on Schedule 1.1.18 hereto which is not the Beneficial Owner of any equity interest in (i) the Company,
      (ii) any shareholder of the Company, (iii) any Bain Investor or Affiliated Fund or (iv) any Affiliate of any Bain Investor or Affiliated Fund.

            1.1.17. "Initial Public Offering" shall mean the first public offering of shares of Common Stock registered on form S-1, S-2 or S-3 (or any successor form) under the Securities Act.


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

            1.1.18. "Investor" shall mean any Bain Investor or Other Investor.

            1.1.19. "Junior Management Investor" shall mean any Junior Management Initial Investor and any other officer or employee of the Company or any of its subsidiaries designated by the Board to be a Junior Management Investor hereunder and any transferee pursuant to Section 4.1.2, 4.1.3 or 4.1.4 who, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement to the same extent as a Junior Management Investor.

            1.1.20. "Junior Management Securities" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Junior Management Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise or conversion of any Options and (b) all Options originally granted or issued to a Junior Management Investor (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            1.1.21. "Liquidity Event" shall mean the occurrence of (i) the consummation by the Company of an Initial Public Offering with gross proceeds greater than $50 million, (ii) the merger or consolidation of the Company or ICON with or into another entity, or sale of stock of the Company or ICON, in which the holders of outstanding voting securities of the Company as of the date hereof (including for such purpose the holders of membership interests in the LLC) cease to own, directly or indirectly, greater than 51% of the outstanding voting securities of the entity surviving such merger or consolidation or sale or (iii) the sale of all or substantially all of the assets of the Company or ICON.

            1.1.22. "LLC Liquidation" shall mean the distribution of substantially all of the assets of the LLC to its members.

            1.1.23. "Management Initial Investor" shall mean any Senior Management Initial Investor or Junior Management Initial Investor.

            1.1.24. "Management Investor" shall mean any Senior Management Investor or Junior Management Investor.


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

            1.1.25. "Management Majority Holders" shall mean, as of any date, the holders of a majority of the Management Securities outstanding on such date.

            1.1.26. "Management Securities" shall mean the Senior Management Securities and the Junior Management Securities.

            1.1.27. "Members of the Immediate Family" shall mean, with respect to any individual, each spouse, parent, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

            1.1.28. "Non-CSFB Warrantholder" shall mean the Non-CSFB Initial Warrantholders, and any other Person which, from time to time, acquires Non-CSFB Warrant Securities and thereby becomes entitled to the benefits of certain provisions of this Agreement.

            1.1.29. "Non-CSFB Majority Warrantholders" shall mean, as of any date, the holders of a majority of the Non-CSFB Warrant Securities outstanding on such date.

            1.1.30. "Non-CSFB Warrant Securities" shall mean all Non-CSFB Warrants originally issued to the Non-CSFB Warrantholders (treating such Non-CSFB Warrants as a number of Shares equal to the number of Equivalent Shares represented by such Non-CSFB Warrants for all purposes of this Agreement except as otherwise specifically set forth herein) and all Shares issued upon exercise or conversion of Non-CSFB Warrants (or issued upon conversion of or otherwise with respect to Shares issued upon exercise or conversion of Non-CSFB Warrants), whenever issued.

            1.1.31. "Option-Eligible Shares" shall mean the Shares originally issued to (or issued upon conversion of or otherwise with respect to the Shares originally issued to) the LLC on the date hereof, which Shares shall remain Option-Eligible Shares in the hands of any transferee until termination of the Junior Management Options and the CSFB Option set forth in Section 5.


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

            1.1.32. "Options" shall mean (i) any options or warrants or other rights to subscribe for, purchase or otherwise acquire Common Stock, other than rights to acquire Shares pursuant to this Agreement, and (ii) any evidence of indebtedness, shares of stock (other than Common Stock) or other securities which are directly or indirectly convertible or exchangeable for shares of Common Stock, but shall exclude the Non-CSFB Warrants, the Junior Management Options, the CSFB Option and any call rights in respect of shares issued to employees of the Company or its subsidiaries.

            1.1.33. "Other Investor" shall mean any Other Initial Investor, CSFB Investor, Management Investor, or any other holder of Class C Units of the LLC who receives Shares from the LLC upon the LLC Liquidation and any other Person which, from time to time, acquires Shares and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as an Other Investor.

            1.1.34. "Other Majority Holders" shall mean, as of any date, the holders of a majority of the Other Securities outstanding on such date.

            1.1.35. "Other Securities" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Other Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise or conversion of any Options and (b) all Options originally granted or issued to an Other Investor (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein). For avoidance of doubt, the Other Securities shall not include the Non-CSFB Warrant Securities.

            1.1.36. "Permitted Management Transferee" shall mean, as to each Management Security, a transferee of such Management Security in compliance with Section 4.1.2, 4.1.3 or 4.1.4.

            1.1.37. "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

            1.1.38. "Registrable Securities" shall mean (i) all shares of Common Stock, (ii) all shares of Common Stock issuable upon exercise or conversion of any Option or of any Non-CSFB Warrant, and (iii) all shares of Common Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case included in the Securities or the Non-CSFB Warrant Securities. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) they have been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 or (c) the holder thereof may sell all of its Shares under Rule 144 within a three month period, provided such holder owns less than 1% of the outstanding shares of Common Stock, in each case in compliance with any applicable provisions of this Agreement.

            1.1.39. "Rule 144" shall mean Rule 144, as from time to time in effect, promulgated by the Securities and Exchange Commission under the Securities Act (including without limitation clause (k) thereof).

            1.1.40. "Securities" shall mean all Shares and all Options included in the Bain Securities or the Other Securities, but shall not include the Non-CSFB Warrant Securities.

            1.1.41. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

            1.1.42. "Senior Management Investor" shall mean any Senior Management Initial Investor, any transferee pursuant to Section 4.1.2,
      4.1.3 or 4.1.4 or any holder of Class A Units of the LLC who, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement to the same extent as a Senior Management Initial Investor.

            1.1.43. "Senior Management Majority Holders" shall mean, as of any date, the holders of a majority of the Senior Management Securities outstanding on such date.

            1.1.44. "Senior Management Securities" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Senior Management Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise or conversion of any Options and (b) all Options originally granted or issued to a Senior Management Investor (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            1.1.45. "Shares" shall mean all shares of Common Stock.

            1.1.46. "Significant Public Float" shall be deemed to exist on and after (i) the date of closing of the Initial Public Offering of Common Stock of the Company if as of such date there shall be outstanding shares having an aggregate market value (calculated on the basis of the offering price to the public in such Public Offering) of $200,000,000 or more and
      (ii) if a Significant Public Float (as defined in clause (i) above) shall not have existed as of the date of closing of the Initial Public Offering, the first date thereafter on which there shall be outstanding shares having an aggregate market value (calculated on the basis of the average of the published best bid and ask or published closing price, through NASDAQ or on a registered exchange, on the five immediately preceding trading days) of $200,000,000 or more.

            1.1.47. "Transfer" shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

            1.1.48. "Voting Shares" shall mean, with respect to any matter to be voted upon, all Shares included in the Securities entitled to vote with respect to such matter.

      1.2. Certain Matters of Construction. In addition to the definitions referred to as set forth in the Section 1.1:

            (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

            (b) References to a Section, Schedule or Exhibit are to a Section of, or Schedule or Exhibit to, this Agreement;

            (c) Definitions shall be equally applicable to both the singular and plural forms of the terms defined;

            (d) The masculine, feminine and neuter genders shall each include the other;

            (e) Except as otherwise provided herein, any Person who holds Options or Non-CSFB Warrants shall be deemed to be the holder of the Registrable Securities obtainable upon exercise or conversion of the Options or Non-CSFB Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise or conversion of the Options or Non-CSFB Warrants; and

            (f) Whenever a percentage of one or more types of Securities is specified, such percentage shall be calculated on the basis on the number of Registrable Securities represented by such one or more types.

            1.3. Cross Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

      Term                                                  Definition

      "Agreement"                                           Preamble
      "Bain Designated Director"                            Section 3.1
      "Bain Initial Investor"                               Preamble
      "Come Along Notice"                                   Section 6.1
      "Common Stock"                                        Recitals
      "Company"                                             Preamble
      "Covered Person"                                      8.4.1
      "CSFB"                                                Preamble
      "CSFB Closing"                                        Section 5.2.3
      "CSFB Designated Directors"                           Section 3.1
      "CSFB Option"                                         Section 5.2
      "CSFB Option-Eligible Shares"                         Section 5.2
      "CSFB Purchase Agreement"                             Recitals
      "Exercising Purchaser"                                Section 5.1.3
      "Fair Market Value"                                   Section 10
      "General Representations"                             Section 6.3
      "ICON"                                                Preamble
      "Individual Representations"                          Section 6.3
      "Individual Underwriting Agreement Representations"   Section 8.1.1
      "Initiating Holders"                                  Section 8.2.
      "Investor"                                            Preamble
      "Issuance"                                            Section 9
      "Junior Management Closing"                           Section 5.1.5
      "Junior Management Initial Investor"                  Preamble


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

      "Junior Management Option"                            Section 5.1
      "Junior Management Option-Eligible Shares"            Section 5.1
      "Liquidity Event Notice"                              Section 5.1.1; 5.2.1
      "LLC"                                                 Preamble
      "LLC Designated Directors"                            Section 3.1
      "LLC Purchase Agreement"                              Recitals
      "Majority Initiating Holders"                         Section 8.2.3
      "Management Designated Directors"                     Section 3.1
      "Non-Complying Investor"                              Section 11.2
      "Non-CSFB Warrant"                                    Recitals
      "Non-CSFB Initial Warrantholders"                     Recitals
      "Option-Eligible Share Sellers"                       Section 5.1.3; 5.2.2
      "Other Offered Securities"                            Section 9.1.4
      "Participating Buyer"                                 Section 9.1.2
      "Participating Seller"                                Section 6.1; 7.1.2
      "Preemption Notice"                                   Section 9.1
      "Preemptive Portion"                                  Section 9.1
      "Preemptive Purchaser Offerees"                       Section 9.1
      "Proposed Bain Seller"                                Section 6; 7.1
      "Proposed Buyer"                                      Section 6; 7.1; 9.1
      "Public Offering"                                     Section 8.1.1
      "Purchase Price"                                      Section 5.1; 5.2
      "Sale"                                                Section 6; 7.1
      "Sale Percentage"                                     Section 6; 7.1
      "Section 382"                                         Section 2
      "Section 6.5 Opinion"                                 Section 6.5.1
      "Section 6.5 Request Date"                            Section 6.5.1
      "Senior Management Initial Investor"                  Preamble
      "Subject Securities"                                  Section 9
      "Tag Along Notice"                                    Section 7.1
      "Tag Along Offerees"                                  Section 7.1
      "Transfer"                                            Section 4.1

      2.  [RESERVED].


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

      3. VOTING AGREEMENT.

      3.1. Election of Directors. Each holder of Voting Shares hereby agrees to cast all votes to which such holder is entitled in respect of the Voting Shares now or hereafter owned by such holder, whether at any annual or special meeting of stockholders, by written consent or otherwise, to:

      (i)   fix the number of directors constituting the Board at nine (9);

      (ii) elect as a director of the Company each of two individuals (the "CSFB Designated Directors") that may be designated by the CSFB Majority Holders for election;

      (iii) if an LLC Liquidation has not occurred, elect as the other members of the Board such other individuals as may be designated by the LLC for election (the "LLC Designated Directors");

      (iv) if an LLC Liquidation has occurred, (A) and so long as they are employed as the Chief Executive Officer and the President and Chief Operating Officer of the Company, respectively, elect as a director of the Company each of Scott Watterson and Gary Stevenson (the "Management Designated Directors"), notwithstanding anything to the contrary contained in Section 3.8, and (B) elect as the other members of the Board such other individuals as may be designated by the Bain Majority Holders for election (the "Bain Designated Directors").

      3.2. Removal of Directors. Any director may be removed with or without cause by decision of two-thirds (2/3) of the other directors; provided, however, that no director shall be removed without cause except with the consent of the holders of a majority of the Shares held by the class of Investors entitled to designate such director pursuant to Section 3.1.

      3.3. Successors. In the event a director shall cease to serve for any reason, then, (i) in the case of a CSFB Designated Director, the CSFB Majority Holders shall have the right to nominate a successor CSFB Designated Director,
(ii) in the case of an LLC Designated Director, the LLC shall have the right to nominate a successor LLC Designated Director, (iii) in the case of a Management Designated Director, the Senior Management Majority Holders shall have the right to nominate a successor Management Designated Director, and (iv) in the case of any Bain Designated Director, the Bain Majority Holders shall have the right to nominate a successor Bain Designated Director; provided, however, that no director removed for cause shall be renominated or reelected. Each holder of Voting Shares shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board pursuant to the Company's By-laws and Certificate of Incorporation, each as amended and in effect from time to time.

      3.4. Certain Transactions. Each holder of Other Securities agrees to vote, or consent with respect to, the Shares included in such Other Securities, and, subject to fiduciary obligations imposed by applicable law, to cause any directors designated by such Investor pursuant to Section 3.1 or 3.3 to vote, or consent with respect to, in the manner specified by the Bain Majority Holders with respect to: (i) any offering of securities of the Company; (ii) any sale of a substantial portion of the assets of the Company or any of its subsidiaries to a Person which is not an Affiliate of any Bain Investor; (iii) any merger or consolidation involving the Company or any of its subsidiaries with a Person which is not an Affiliate of any Bain Investor; (iv) any transaction constituting a change in control of the Company to a Person not an Affiliate of any Bain Investor; any merger or consolidation of the Company with any one or more of its direct and indirect subsidiaries and no other Person; and (v) any transaction to which Section 6 (subject to Section 6.6) or Section 7 applies.

      3.5. Committees. Each committee of the Board shall be composed so that the representation thereon of CSFB Designated Directors, LLC Designated Directors, Management Designated Directors and Bain Designated Directors shall be in the same proportion, as nearly as may be, as the representation of such directors on the whole Board, except as consented to by the Majority Holders entitled to designate the directors to be excluded; provided, however, that no Management Designated Director shall sit on the audit committee or any committee charged with the consideration of matters related to compensation, employee stock options, or the like; and provided, further, that the Bain Designated Directors (or the LLC Designated Directors, if an LLC Liquidation has not occurred) shall at all time constitute a majority of all of the directors on each such committee.

      3.6. Special Rule for Fund Designated Directors. In the case of Bain Designated Directors, the holders of a majority of the shares specified below shall be entitled to designate the portion specified below of the number of Bain Designated Directors then to be designated:

            Shares                           Number

      Shares Originally Issued               One half of the number to be
      To Bain Capital Fund IV, L.P.          designated plus one half, rounded
                                             up to the nearest whole number.

      Shares Originally Issued               One half of the number to be
      to Bain Capital Fund IV-B, L.P.        designated minus one half, rounded
                                             down to the nearest whole number.

      3.7. Proxy; the Company.

            3.7.1. Proxy. In order to assist in the implementation of the foregoing provisions of this Section 3, each holder of Voting Shares hereby constitutes and appoints:

            (i) Robert Gay and Ron Mika, and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in, and only in the manner contemplated by, clauses (i) and (iii) of
                  Section 3.1, clause (ii) of Section 3.3 and Section 3.4;

            (ii) Robert Gay and Ron Mika, and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in, and only in the manner contemplated by, clauses (i) and (iv)(B) of
                  Section 3.1, clause (iv) of Section 3.3 and Section 3.4;

            (iii) [insert names of initial CSFB directors], and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in, and only in the manner contemplated by, clause (ii) of Section
                  3.1 and clause (i) of Section 3.3; and

            (iv) Scott Watterson and Gary Stevenson, and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in, and only in the manner contemplated by, clause (iv)(A) of
                  Section 3.1 and clause (iii) of Section 3.3.

      The foregoing proxy is irrevocable, is coupled with an interest in the Company generally and shall remain in full force and effect notwithstanding the passage of time (including without limitation the three-year period specified in Section 212(b) of the Delaware Corporation
      Law) until terminated in accordance with the provisions of Section 3.8.

            3.7.2. Company to Allow no Inconsistent Action. The Company agrees not to give effect to any action by any holder of Shares which is in contravention of this Section 3.

      3.8. Period. The foregoing provisions of this Section 3 shall expire on the earliest of: (i) the date of termination of this Agreement; (ii) prior to the LLC Liquidation, the first date on which the LLC owns less than fifty percent (50%) of all Securities owned by it immediately after the closing under the LLC Purchase Agreement; (iii) after the LLC Liquidation, the first date on which the Bain Investors own less than fifty percent (50%) of all Securities owned by them immediately following the LLC Liquidation; (iv) upon the closing of the Initial Public Offering if, in the written opinion of the managing underwriter for the Initial Public Offering, the continued effectiveness of this
Section 3 would be detrimental to the sale of securities in the Initial Public Offering or the price to be received for such securities; (v) one year after the date, if any, after the Initial Public Offering on which the Bain Investors shall distribute all Bain Securities pursuant to Section 7.5(b) or (vi) the date on which there shall exist a Significant Public Float; provided, however, that
(a) the provisions of clause (ii) of Section 3.1, clause (i) of the first sentence of Section 3.3 and clause (iii) of the first sentence of Section 3.7.1 shall expire on any earlier date that the CSFB Investors own less than fifty percent (50%) of all Securities owned by them immediately after the closing under the CSFB Purchase Agreement, (b) the provisions of clause (iv)(A) of
Section 3.1, clause (iii) of the first sentence of Section 3.3, and clause (iv) of the first sentence of Section 3.7.1. shall expire on any earlier date that the Senior Management Investors own less than fifty percent (50%) of all Securities owned by them immediately after the LLC Liquidation and (c) the provisions of Section 3.4 (other than clause (v) thereof) shall expire upon the LLC Liquidation if on the sixtieth (60th) day following the date of this Agreement the Bain Initial Investors own membership interests in the LLC representing less than $10 million (at cost).

      4. CERTAIN TRANSFER RIGHTS AND RESTRICTIONS.

      4.1. Securities. No holder of any Other Security shall sell, pledge, assign, grant a participation interest in, encumber or otherwise transfer or dispose of any of such Other Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process (including, without limitation, divorce decree) or otherwise (a "Transfer"), except as permitted by this Section 4.1 but not otherwise prohibited by Section 8.5. Any attempted Transfer of Other Securities not permitted by this Section 4.1 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

            4.1.1. Transfers under this Agreement, etc. Any Investor may Transfer any or all Other Securities held by such Investor: (i) to the Company or any subsidiary of the Company in one or more transactions approved by the Board, (ii) to any Bain Investor in a transaction approved by the Board, (iii) on the terms and subject to the conditions of Sections 5, 6, 7 or 8, or (iv) to the public through a broker, dealer or market maker pursuant to Rule 144 after the Initial Public Offering.

            4.1.2. Transfers of Management Securities to Immediate Family. Any individual holder of Management Securities may Transfer any or all of such Securities to a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto to the same extent as a Senior Management Initial Investor or Junior Management Initial Investor, as the case may be; and provided, further, that any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

            4.1.3. Transfers of Management Securities Upon Death. Upon the death of any individual holder of Management Securities, the Securities held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as a Senior Management Initial Investor or Junior Management Initial Investor, as the case may be; and provided, further, that any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

            4.1.4. Transfers of Management Securities to Charities. Any holder of Management Securities may Transfer as a charitable gift any or all of such Securities to any Person which is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as from time to time in effect; provided, however, that no such Transfer shall be effective until such transferee has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such transferee are subject to all the provisions of this Agreement and that such transferee is bound hereby and a party hereto to the same extent as a Senior Management Initial Investor or Junior Management Initial Investor, as the case may be; and provided, further, that any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

            4.1.5. Transfers of Other Securities to Entities Under Common Control. Any holder of Other Securities which is an institutional investor may Transfer any or all of such Securities to a Person under common control with such holder in a bona fide transfer not part of a transaction or series of transactions that results in the direct or indirect transfer of such Securities to a Person not under common control with such holder; provided, however, that (i) no such Transfer shall be effective until such transferee under common control has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such transferee are subject to all the provisions of this Agreement and that such transferee is bound hereby and a party hereto to the same extent as the transferor of such Securities and (ii) any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

      4.2. Period. The foregoing provisions of this Section 4 shall expire on the first date on which the earlier of the following shall have occurred: (i) there shall exist a Significant Public Float or (ii) (A) prior to the LLC Liquidation, the LLC owns less than fifty percent (50%) of all

Securities owned by it immediately after the closing under the LLC Purchase Agreement or (B) after the LLC Liquidation, the Bain Investors own less than fifty percent (50%) of all Securities owned by them immediately after the LLC Liquidation.

      4.3. Status in Hands of Certain Transferees. Notwithstanding any other provision of this Agreement, (a) Securities Transferred pursuant to and in compliance with Sections 6 or 7 hereof shall in the hands of the Proposed Buyer not constitute Securities for any purpose of this Agreement; (b) Securities or Non-CSFB Warrant Securities Transferred (i) pursuant to and in compliance with
Section 8 hereof or (ii) in compliance with this Agreement in any public offering or under Rule 144 shall in the hands of the recipient not constitute Securities or Non-CSFB Warrant Securities for any purpose of this Agreement; (c) Securities acquired in accordance with the provisions of this Agreement by any Investor from another Investor shall upon such acquisition be deemed for all purposes hereof to be Bain Securities, CSFB Securities, Senior Management Securities, Junior Management Securities or Other Securities hereunder, as the case may be, of like kind with the other Securities held by such acquiring Investor; and (d) Securities Transferred as described in Section 7.5(d) shall upon acquisition be deemed for all purposes hereof to be Junior Management Securities.

      4.4. Lock-Up. Notwithstanding any provision to the contrary contained in this Section 4, no Transfer may be made pursuant to this Section 4 except in compliance with the provisions of Section 8.5 hereof.

      5. CSFB AND JUNIOR MANAGEMENT OPTIONS. CSFB and the Junior Management Investors shall have the option to purchase certain of the Option-Eligible Shares on the terms and conditions set forth in this Section 5.

      5.1. Junior Management. Subject to the provisions of this Section 5.1 and effective upon their execution of a Joinder and Supplement to this Stockholders Agreement, the LLC hereby grants to each Junior Management Initial Investor an irrevocable option (the "Junior Management Options") to purchase up to the aggregate number of Option-Eligible Shares set forth on Schedule 5.1 hereto (the "Junior Management Option-Eligible Shares") at a per share purchase price (the "Purchase Price") of $5.83, upon the occurrence of the initial Liquidity Event. Upon execution of the Joinder and Supplement by each Junior Management Initial Investor, Schedule 5.1 shall be amended to set forth the number of Option-Eligible Shares subject to the Junior Management Option of such Junior Management Initial Investor.

            5.1.1. Notice. Not fewer than ten (10) business days prior to the consummation of the Liquidity Event, a notice (the "Liquidity Event Notice") shall be furnished by the Company to each holder of Option-Eligible Shares and to each Junior Management Initial

      Investor. The Liquidity Event Notice shall include (i) the proposed date of consummation of the Liquidity Event and (ii) the number of vested Junior Management Option-Eligible Shares that each Junior Management Initial Investor is entitled to purchase.

            5.1.2. Vesting. The Junior Management Options shall be subject to vesting according to the following schedule:

                  Percentage of Shares Vested         Date
                  ---------------------------         ----
                            25%                       Immediately
                            50%                       September 27, 2000
                            75%                       September 27, 2001
                           100%                       September 27, 2002

      Upon the occurrence of the Liquidity Event, the foregoing schedule shall be accelerated in respect of any Junior Management Initial Investor who remains employed by the Company or one of its Affiliates such that 100% of the Option-Eligible Shares subject to his or her Junior Management Option shall become immediately vested. No Junior Management Initial Investor who is not employed by the Company or one of its Affiliates at the time of consummation of the Liquidity Event may exercise his or her Junior Management Option with respect to any unvested Junior Management Option-Eligible Shares.

            5.1.3. Exercise. Each Junior Management Initial Investor desiring to exercise its Junior Management Option shall send a written commitment within three (3) business days after the furnishing of the Liquidity Event Notice to the Company and to each holder of Option-Eligible Shares (the "Option-Eligible Share Sellers") specifying the number of Junior Management Option-Eligible Shares which such Junior Management Initial Investor desires to purchase (each Junior Management Initial Investor who so elects to exercise the Junior Management Option being referred to herein as an "Exercising Purchaser"). Each Junior Management Initial Investor who has not so elected to exercise his or her Junior Management Option shall be deemed to have waived all of his or her rights with respect to such Junior Management Option, and his or her Junior Management Option shall terminate upon consummation of the Liquidity Event. In the event that an Exercising Purchaser elects to purchase less than the total number of Junior Management Option- Eligible Shares which are subject to his or her Junior Management Option, such Junior Management Investor shall be deemed to have waived all of his or her rights with respect to the remaining Junior Management Option-Eligible Shares, and his or her Junior Management Option shall terminate as to the remaining Junior Management Option- Eligible Shares upon consummation of the Liquidity Event.

            The exercise by each Exercising Purchaser shall be irrevocable except as hereinafter provided, and each such Exercising Purchaser shall be bound and obligated to acquire such amount of Junior Management Option-Eligible Shares as such Exercising Purchaser shall have specified in such Exercising Purchaser's written commitment. If at the end of the one hundred twentieth (120th) day following the date on which the Liquidity Event Notice was given the Liquidity Event has not been consummated, each Exercising Purchaser shall be released from his or her obligations under the written commitment, the Liquidity Event Notice shall be null and void, the Junior Management Options shall remain in full force and effect and it shall be necessary for a separate Liquidity Event Notice to have been furnished, and the terms and provisions of this Section 5.1 separately complied with, in order to consummate a Liquidity Event, unless the failure to consummate the Liquidity Event resulted from any failure by any Junior Management Investor to comply in any material respect with the terms of this Section 5.1.

            5.1.4. Certain Legal Requirements. In the event the participation by any Junior Management Investor as an Exercising Purchaser would require under applicable law (i) the registration or qualification of any securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the transaction of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Option-Eligible Share Sellers shall be obligated only to use their reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit such Exercising Purchaser to receive such securities. Notwithstanding any provisions of this Section 5.1.4, if use of reasonable best efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Exercising Purchaser to receive such securities, the Option-Eligible Share Sellers may exclude such Exercising Purchaser from participation in the transaction. The obligation of the Option- Eligible Share Sellers to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit an Exercising Purchaser to receive such securities shall be conditioned on such Exercising Purchaser executing such documents and instruments, and taking such other actions (including without limitation, if required by the Option-Eligible Share Sellers on advice of their counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Option- Eligible Share Sellers shall reasonably request in order to permit such requirements to have been complied with. Each Exercising Purchaser agrees to take such actions as the Option-

      Eligible Share Sellers shall reasonably request in order to permit such requirements to have been complied with.

            5.1.5. Payment and Delivery of Certificates. The closing of the purchase pursuant to the Junior Management Option (the "Junior Management Closing") shall occur contemporaneously with and subject to the consummation of the Liquidity Event. At the Junior Management Closing, (a) each Option-Eligible Share Seller shall deliver the certificates evidencing the Junior Management Option-Eligible Shares to be sold by such Option-Eligible Share Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed; and (b) each Exercising Purchaser shall deliver an amount equal to the Purchase Price multiplied by the number of Junior Management Option-Eligible Shares to be purchased by such Exercising Purchaser through a wire transfer to the credit of an account designated by each Option-Eligible Share Seller to the Exercising Purchasers in writing not less than two (2) business days prior to the date of the Junior Management Closing.

            5.1.6. Certain Adjustments. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, split-up or combination of shares, the number and kind of shares subject to the Junior Management Options, and the Purchase Price, shall be appropriately adjusted.

            5.1.7. Notice of Transfer. Upon any transfer of Option-Eligible Shares other than upon exercise of a Junior Management Option, the transferring holder shall provide to the Junior Management Initial Investors and the Company a statement setting forth the number of Option-Eligible Shares transferred and the name and address of the transferee and a statement signed by the transferee acknowledging that the transferred Option-Eligible Shares shall continue to be subject to the Junior Management Options hereunder.

            5.1.8. Termination. The Junior Management Options shall terminate on the earlier of (i) the twelfth anniversary of the date hereof and (ii) immediately following the consummation of the initial Liquidity Event.

      5.2. CSFB. Subject to the provisions of this Section 5.2, the LLC hereby grants to CSFB an irrevocable option (the "CSFB Option") to purchase up to the aggregate number of Option-Eligible Shares set forth on Schedule 5.2 hereto
(the "CSFB Option-Eligible Shares") at a per share purchase price (the "Purchase Price") of $14.56, upon the occurrence of the initial Liquidity Event.

            5.2.1. Notice. Not fewer than ten (10) business days prior to the consummation of the Liquidity Event, a notice (the "Liquidity Event Notice") shall be furnished by the Company to each holder of Option-Eligible Shares and to CSFB. The Liquidity Event Notice shall include (i) the proposed date of consummation of the Liquidity Event and
      (ii) the number of CSFB Option-Eligible Shares that CSFB is entitled to purchase.

            5.2.2. Exercise. If CSFB desires to exercise the CSFB Option, it shall send a written commitment no more than five (5) business days after the furnishing of the Liquidity Event Notice to the Company and to each holder of Option-Eligible Shares (the "Option-Eligible Share Sellers") specifying the amount of CSFB Option-Eligible Shares which CSFB desires to purchase. If CSFB does not elect to exercise its CSFB Option, CSFB shall be deemed to have waived all of its rights with respect to the CSFB Option, and the CSFB Option shall terminate upon consummation of the Liquidity Event. If CSFB elects to purchase less than the total number of CSFB Option-Eligible Shares which are subject to the CSFB Option, CSFB shall be deemed to have waived all of its rights with respect to the remaining CSFB Option-Eligible Shares, and the CSFB Option shall terminate as to the remaining CSFB Option-Eligible Shares upon consummation of the Liquidity Event.

            The exercise by CSFB shall be irrevocable except as hereinafter provided, and CSFB shall be bound and obligated to acquire such amount of CSFB Option-Eligible Shares as it shall have specified in its written commitment. If at the end of the one hundred twentieth (120th) day following the date on which the Liquidity Event Notice was given the Liquidity Event has not been consummated, CSFB shall be released from its obligations under the written commitment, the Liquidity Event Notice shall be null and void, the CSFB Option shall remain in full force and effect and it shall be necessary for a separate Liquidity Event Notice to have been furnished, and the terms and provisions of this Section 5.2 separately complied with, in order to consummate a Liquidity Event, unless the failure to consummate the Liquidity Event resulted from any failure by CSFB to comply in any material respect with the terms of this Section 5.2.

            CSFB shall purchase the CSFB Option-Eligible Shares from the Option-Eligible Share Sellers pro rata, on the basis of the number of Option-Eligible Shares beneficially owned by each Option-Eligible Share Seller.

            5.2.3. Payment and Delivery of Certificates. The closing of the purchase pursuant to the CSFB Option (the "CSFB Closing") shall occur contemporaneously with and subject to the consummation of the Liquidity Event. At the CSFB Closing, (a) each Option-Eligible Share Seller shall deliver the certificates evidencing the CSFB Option-Eligible

      Shares to be sold by such Option-Eligible Share Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed; and (b) CSFB shall deliver an amount equal to the Purchase Price multiplied by the number of CSFB Option-Eligible Shares to be purchased by CSFB through a wire transfer to the credit of an account designated by each Option-Eligible Share Seller to CSFB in writing not less than two (2) business days prior to the date of the CSFB Closing.

            5.2.4. Certain Adjustments. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, split-up or combination of shares, the number and kind of shares subject to the CSFB Option, and the Purchase Price, shall be appropriately adjusted.

            5.2.5. Termination. The CSFB Option shall terminate on the earlier of (i) the twelfth anniversary of the date hereof and (ii) immediately following the consummation of the Liquidity Event.

            5.2.6. Notice of Transfer. Upon any transfer of Option-Eligible Shares other than upon exercise of the CSFB Option, the transferring holder shall provide to CSFB and the Company a statement setting forth the number of Option-Eligible Shares transferred and the name and address of the transferee and a statement signed by the transferee acknowledging that the transferred Option-Eligible Shares shall continue to be subject to the CSFB Option hereunder.

      6. "TAKE ALONG" RIGHTS. Each holder of Securities hereby agrees, if requested by the Bain Majority Holders, to Transfer for value (for purposes of this Section 6, a "Sale") a specified percentage (for purposes of this Section 6, the "Sale Percentage") of the Securities then owned by such holder to any Person (for purposes of this Section 6, the "Proposed Buyer") in the manner and on the terms set forth in this Section 6 in connection with the Sale by one or more holders of Bain Securities (collectively, the "Proposed Bain Seller") of the Sale Percentage of the total number of Bain Securities held by all holders of Bain Securities on a fully diluted basis to the Proposed Buyer; provided, however, that no holder of Securities shall have any obligations under this
Section 6 with respect to a particular Transfer if the Sale Percentage with respect to such Transfer is less than 10%.

      6.1. Procedure. If the Bain Majority Holders elect to exercise their rights under this Section 6, a notice (the "Come Along Notice") shall be furnished by the Proposed Bain Seller to each holder of Securities. The Come Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the Securities, including the number of Securities to be purchased from the Proposed Bain Seller, the Sale Percentage, the maximum and minimum purchase price, the name and address of the Proposed Buyer and (if the Proposed Buyer is not subject to the periodic reporting requirements of the Exchange Act) the name of each director of the Proposed Buyer and of each Person which is the beneficial owner of more than twenty percent (20%) of the common stock of the Proposed Buyer. If the Bain Majority Holders consummate the Sale referred to in the Come Along Notice, each other holder of Securities (each a "Participating Seller") shall be bound and obligated to Sell the Sale Percentage of the Securities in the Sale on the same terms and conditions (subject to all of the provisions of this Agreement and it being understood that, without limiting the foregoing, for such purposes the terms applicable to Shares of Common Stock shall be identical in all respects), with respect to each Security Sold, as the Proposed Bain Seller shall Sell each Bain Security in the Sale, and, in the case of Options, have the opportunity to either (i) exercise or convert such Options (if then exercisable or convertible) and participate in such sale as holders of Common Stock issuable upon such exercise or conversion or (ii) upon the consummation of the Sale, receive in exchange for such Options (to the extent exercisable or convertible at the time of such Sale) consideration equal to the amount determined by multiplying (1) the same amount of consideration per Share received by the holders of the Common Stock of the same class of Common Stock for which the Option is exercisable or into which the Option is convertible in connection with the Sale less the exercise or conversion price per share of such Option by (2) the number of shares of Common Stock of such class represented by such Option. If at the end of the ninetieth (90th) day following the date of the effectiveness of the Come Along Notice the Proposed Bain Seller has not completed the Sale, each Participating Seller shall be released from his obligation under the Come Along Notice, the Come Along Notice shall be null and void, and it shall be necessary for a separate Come Along Notice to have been furnished and the terms and provisions of this Section 6 separately complied with, in order to consummate such Sale pursuant to this Section 6, unless the failure to complete such Sale resulted from any failure by any Participating Seller to comply in any material respect with the terms of this Section 6.

      6.2. Certain Legal Requirements. In the event the consideration to be paid in exchange for Securities in the proposed Sale pursuant to Section 6.1 includes any securities and the receipt thereof by any Investor as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Proposed Bain Seller shall be obligated only to use its reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Seller to receive such securities. Notwithstanding any provisions of this Section 6, if use of reasonable best efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Proposed Bain Seller shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Securities (in accordance with Section 6.4 hereof) which would have otherwise been Sold by such Participating Seller to the Proposed Buyer in the Sale, an amount in cash equal to the Fair Market Value of the securities which such Participating Seller would otherwise receive. The obligation of the Proposed Bain Seller to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including without limitation, if required by the Proposed Bain Seller on advice of its counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Proposed Bain Seller shall reasonably request in order to permit such requirements to have been complied with. Each Participating Seller agrees to take such actions as the Proposed Bain Seller shall reasonably request in order to permit such requirements to have been complied with, and no Participating Seller shall have the right to require that such Participating Seller receive cash in lieu of securities on grounds that such requirements have not been complied with.

      6.3. Further Assurances; Management Roll-over. Each Participating Seller, and each Investor to whom the Securities held by such Participating Seller were originally issued, shall, whether in his capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject as to entering into agreements to the provisions of the next sentence hereof) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section 6.1; provided, however, that no Management Initial Investor party to an employment agreement with the Company or any of its subsidiaries shall be required hereunder to extend the term thereof. In addition, notwithstanding any contrary provision contained in this Agreement, in the event that the proposed Sale is a Liquidity Event, at the option of the Bain Majority Investors and on no more than one occasion under this Agreement, if (A) a Management Investor is currently employed by the Company or was so employed at any time during the 12 preceding months without any material diminution of his or her responsibilities and (B) the Proposed Buyer is a Financial Buyer, such Management Investor and each other holder of Securities previously held by, or distributed or issued in respect of Securities or membership interests of the LLC previously held by, such Management Investor (other than any Person which is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as from time to time in effect) may be required to retain, or exchange for equity in the Proposed Buyer or one of its Affiliates or the surviving entity, up to 25%, in the case of Senior Management Investors, or 15%, in the case of Junior Management Investors, of their Securities. Each Participating Seller or

Investor agrees to execute and deliver such agreements as may be necessary for the Participating Seller to be subject to the same terms and conditions with respect to the Sale as apply to the Proposed Bain Seller, including, without limitation, an agreement by such Participating Seller (i) to be subject to such purchase price escrow, indemnity or adjustment provisions as may apply to Investors generally, (ii) to be liable in respect of any individual representations or warranties to be given by selling Investors in the Sale regarding such matters as legal capacity or due organization of such Participating Seller, authority to participate in the Sale, compliance by such selling Investor with laws and agreements applicable to it, and ownership (free and clear of liens, charges, encumbrances and adverse claims) of Securities to be sold by such Participating Seller ("Individual Representations") (insofar as such Individual Representations relate to such Participating Seller) and (iii) to be liable in respect of any general representations or warranties to be given by selling Investors in the Sale regarding such matters as the liabilities (contingent and otherwise), assets, agreements and business of the Company and its subsidiaries, the compliance of the Sale with laws and contracts, and the adequacy of disclosure ("General Representations"); provided, however, that (a) the Management Initial Investors shall make no representations or warranties pursuant to such agreement other than Individual Representations but shall be liable as indemnitors with respect to the General Representations made by other selling Investors in the Sale, and (b) except with respect to Individual Representations the aggregate amount of the liability of each Participating Seller in the Sale shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Securities included in the Sale and (ii) the net proceeds received by such Participating Seller from the Sale.

      6.4. Closing. The closing of a Sale pursuant to Section 6.1 shall take place at such time and place as the Bain Majority Holders shall specify by notice to each Participating Seller. At the closing of any Sale under this
Section 6, each Participating Seller shall deliver the certificates evidencing the Securities to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

      6.5. Fairness Opinions in Certain Circumstances.

            6.5.1. Opinion. In the case of a proposed Sale pursuant to Section
      6.1 to a Proposed Buyer which is an Affiliated Buyer, in the event that the CSFB Majority Holders or the Management Majority Holders give notice (the date of such notice being the "Section 6.5 Request Date") to the Proposed Bain Seller of a request for a fairness opinion under this
      Section 6.5 within ten (10) days after the earlier of the effectiveness of the Come Along Notice with respect thereto or such date as the Proposed Bain Seller may provide a separate written notice of such Sale, then such Sale shall not be effected pursuant to the provisions of Section 6.1 unless the Company or the Proposed Bain Seller shall furnish the holders so requesting (with a copy thereof to any holder of Other Securities that may so request) a notice which includes a written opinion of an Independent Investment Banking Firm to the effect that the Sale is fair to the holders of the requesting type of Securities from a financial point of view (a "Section
      6.5 Opinion"). In rendering such Section 6.5 Opinion, such Independent Investment Banking Firm shall consider (i) the form and amount of consideration to be received pursuant to such Sale in respect of Shares by holders of Shares other than holders of the requesting type of Securities,
      (ii) the form and amount of consideration to be received pursuant to such Sale in respect of Shares by the holders of the requesting type of Securities, and (iii) other factors it may deem relevant.

            6.5.2. Selection of Investment Banking Firm. The Independent Investment Banking Firm to provide the Section 6.5 Opinion shall be selected by agreement of the CSFB Majority Holders and the Management Majority Holders. Absent such agreement by the Section 6.5 Request Date, the CSFB Majority Holders shall, within two (2) business days of the
      Section 6.5 Request Date, furnish the Management Majority Holders with a list of three (3) independent investment banking firms, and within ten
      (10) calendar days of the Section 6.5 Request Date the Management Majority Holders shall select one of such firms to render the Section 6.5 Opinion. In the event such firm shall decline to serve, the Management Majority Holders shall, within three (3) business days of notice to that effect, select another firm from such three. All fees and costs of such Independent Investment Banking Firm shall be paid by the Company.

      6.6. Special Approval Right. If on the sixtieth (60th) day following the date of this Agreement the Bain Initial Investors own membership interests in the LLC representing less than $10 million (at cost), the right of the Bain Majority Holders to require the Sale shall be subject to the approval of the holders of a majority of the Securities issued in the LLC Liquidation to holders of voting units of the LLC.

      6.7. Period. The foregoing provisions of this Section 6 shall expire on the earliest of: (i) prior to the LLC Liquidation, the first date on which the LLC owns less than fifty percent (50%) of all Securities owned by it immediately after the closing under the LLC Purchase Agreement; (ii) after the LLC Liquidation, the first date on which the Bain Investors own less than fifty percent (50%) of all Securities owned by them immediately following the LLC Liquidation; (iii) upon the closing of the Initial Public Offering if, in the written opinion of the managing underwriter for the Initial Public Offering, the continued effectiveness of this Section 6 would be detrimental to the sale of securities in the Initial Public Offering or the price to be received for such securities; or (iv) the date on which there exists a Significant Public Float; provided,
---------
however, that with respect to clause (iv) hereof, in the event a Come Along Notice shall have become effective within ninety (90) days prior to such date, the foregoing provisions of this Section 6 shall expire upon the earlier of (i) the consummation of the closing of the Sale to which the Come Along Notice relates and (ii) the ninetieth (90th) day following the effectiveness of the Come Along Notice.

      7. CO-SALE RIGHTS.

      7.1. Tag Along. No holder or holders of Bain Securities (for purposes of this Section 7, collectively, the "Proposed Bain Seller") shall Transfer (for purposes of this Section 7, a "Sale") any Bain Securities to any other Person (the "Proposed Buyer") except in the manner and on the terms set forth in this
Section 7, and attempted Transfers in violation of this Section 7 shall be null and void.

            7.1.1. Offer. A written notice (the "Tag Along Notice") shall be furnished by the Proposed Bain Seller to each holder of Other Securities (the "Tag Along Offerees") at least ten (10) business days prior to a Transfer. The Tag Along Notice shall include:

                  (a) The principal terms of the proposed Sale insofar as it relates to the Securities, including the number of Securities to be purchased from the Proposed Bain Seller, the percentage on a fully-diluted basis of the total number of Bain Securities held by all holders of Bain Securities which such number of Securities constitutes (for purposes of this Section 7, the "Sale Percentage"), the maximum and minimum purchase price, the name and address of the Proposed Buyer, and (if the Proposed Buyer is not subject to the periodic reporting requirements of the Exchange Act) the name of each director of the Proposed Buyer and of each Person which is the beneficial owner of more than twenty percent (20%) of the Common Stock of the Proposed Buyer; and

                  (b) An offer by the Proposed Bain Seller to include, at the option of each Tag Along Offeree, in the Sale to the Proposed Buyer such number of Securities (not in any event to exceed the Sale Percentage of the total number of Securities held by such Tag Along Offeree) owned by each Tag Along Offeree determined in accordance with Section 7.1.2 hereof, on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each Security Sold, as the Proposed Bain Seller shall Sell each of its Securities.

            7.1.2. Exercise. Each Tag Along Offeree desiring to accept the offer contained in the Tag Along Notice shall send a written commitment to the Proposed Bain Seller specifying the number of Securities (not in any event to exceed the Sale Percentage of the total number of Securities held by such Tag Along Offeree) which such Tag Along Offeree desires to have included in the Sale within ten (10) business days after the effectiveness of the Tag Along Notice (each a "Participating Seller"). Each Tag Along Offeree who has not so accepted such offer shall be deemed to have waived all of his or her rights with respect to the Sale, and the Proposed Bain Seller and the Participating Sellers shall thereafter be free to Sell to the Proposed Buyer, at a price no greater than the maximum price set forth in the Tag Along Notice and otherwise on terms not more favorable in any material respect to them than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be greater than 105% of the maximum price set forth in the Tag Along Notice or the other terms shall be more favorable in any material respect than as set forth in the Tag Along Notice, it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 7 separately complied with, in order to consummate such proposed Sale pursuant to this Section 7; provided, however, that in the case of such a separate Take Along Notice, the applicable period referred to in Section 7.1.1 and this Section 7.1.2 shall be five (5) business days.

            The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to Sell in the Sale, on the same terms and conditions specified in the Tag Along Notice with respect to each Share of Common Stock Sold, as the Proposed Bain Seller (subject to all of the provisions of this Agreement), such number of Securities as such Participating Seller shall have specified in such Participating Seller's written commitment, and, in the case of Options, have the opportunity to either (i) exercise or convert such Options (if then exercisable or convertible) and participate in such sale as holders of Common Stock issuable upon such exercise or conversion or (ii) upon the consummation of the Sale, receive in exchange for such Options (to the extent exercisable or convertible at the time of such Sale) consideration equal to the amount determined by multiplying (1) the same amount of consideration per Share received by the holders of the Common Stock of the same class of Common Stock for which the Option is exercisable or into which the Option is convertible in connection with the Sale less the exercise or conversion price per share of such Option by (2) the number of shares of Common Stock of such class represented by such Option. In the event the Proposed Bain Seller shall be unable (otherwise than by reason of the circumstances described in Section 7.2) to obtain the inclusion in the Sale of all Securities which the Proposed Bain Seller and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Proposed Bain Seller by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of Securities to be sold in the Sale by the Proposed Bain Seller and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Securities which each such Seller desires to have included in the Sale bears to the total number of Securities desired by all such Sellers to have included in the Sale.

            If at the end of the one hundred eightieth (180th) day following the date of the effectiveness of the Tag Along Notice the Proposed Bain Seller has not completed the Sale as provided in the foregoing provisions of this
      Section 7.1, each Participating Seller shall be released from his obligations under his written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 7 separately complied with, in order to consummate such Sale pursuant to this Section 7, unless the failure to complete such Sale resulted from any failure by any Tag Along Offeree to comply in any material respect with the terms of this Section 7.

      7.2. Certain Legal Requirements. In the event the consideration to be paid in exchange for Securities in the proposed Sale pursuant to Section 7.1 includes any securities and the receipt thereof by any Investor as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Proposed Bain Seller shall be obligated only to use its reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Seller to receive such securities. Notwithstanding any provisions of this Section 7, if use of reasonable best efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Proposed Bain Seller shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Securities (in accordance with Section 7.4 hereof) which would have otherwise been Sold by such Participating Seller to the Proposed Buyer in the Sale, an amount in cash equal to the Fair Market Value of the securities which such Participating Seller would otherwise receive. The obligation of the Proposed Bain Seller to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including without limitation, if required by the Proposed Bain Seller on advice of its counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Proposed Bain Seller shall reasonably request in order to permit such requirements to have been complied with. Each Participating Seller agrees to take such actions as the Proposed Bain Seller shall reasonably request in order to permit such requirements to have been complied with, and no Participating Seller shall have the right to require that such Participating Seller receive cash in lieu of securities on grounds that such requirements have not been complied with.

      7.3. Further Assurances; Management Roll-Over. Each Participating Seller, and each Investor to whom the Securities held by such Participating Seller were originally issued, shall, whether in his capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject as to entering into agreements to the provisions of the next sentence hereof) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section 7.1; provided, however, that no Management Initial Investor party to an employment agreement with the Company or any of its subsidiaries shall be required hereunder to extend the term thereof. In addition, notwithstanding any contrary provision contained in this Agreement, in the event that the proposed Sale is a Liquidity Event, at the option of the Bain Majority Investors and on no more than one occasion under this Agreement, if (A) a Management Investor is currently employed by the Company or was so employed at any time during the 12 preceding months without any material diminution of his or her responsibilities and (B) the Proposed Buyer is a Financial Buyer, such Management Investor and each other holder of Securities previously held by, or distributed or issued in respect of Securities or membership interests of the LLC previously held by, such Management Investor (other than any Person which is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as from time to time in effect) may be required to retain, or exchange for equity in the Proposed Buyer or one of its Affiliates or the surviving entity, up to 25%, in the case of Senior Management Investors, or 15%, in the case of Junior Management Investors, of their Securities. Each Participating Seller or Investor agrees to execute and deliver such agreements as may be necessary for the Participating Seller to be subject to the same terms and conditions with respect to the Sale as apply to the Proposed Bain Seller, including, without limitation, an agreement by such Participating Seller (i) to be subject to such purchase price escrow, indemnity or adjustment provisions as may apply to Investors generally, (ii) to be liable in respect of any Individual Representations to be given by selling Investors in the Sale (insofar as such Individual Representations relate to such Participating Seller) and (iii) to be liable in respect of any General Representations to be given by selling Investors in the Sale; provided, however, that (a) the Management Initial Investors shall make no representations or warranties pursuant to such agreement other than Individual Representations but shall be liable as indemnitors with respect to the General Representations made by other selling Investors in the Sale, and (b) except with respect to Individual Representations, the aggregate amount of the liability of each Participating Seller shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Securities included in the Sale and (ii) the net proceeds received by such Participating Seller from the Sale.

      7.4. Closing. The closing of a Sale pursuant to Section 7.1 shall take place at such time and place as the Bain Majority Holders shall specify by notice to each Participating Seller. At the closing of any Sale under this
Section 7, each Participating Seller shall deliver the certificates evidencing the Securities to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

      7.5. Excluded Transactions. Notwithstanding any provisions of this Section 7 to the contrary and subject to the provisions of Section 8 below, the preceding provisions of this Section 7 shall not restrict any Transfer pursuant to the provisions of Section 6 or 8 of this Agreement; and no holder of Other Securities shall have pursuant to the provisions of this Section 7 any right of participation or otherwise with respect to any Transfer of Bain Securities:

                  (a) to a Bain Investor or an Affiliated Fund; or

                  (b) to any trust established for the benefit of partners of a
            Bain Investor or an Affiliated Fund or pro rata to the partners of a Bain Investor or an Affiliated Fund; or

                  (c) in a public offering or under Rule 144; or

                  (d) to any director, officer or employee of the Company or its subsidiaries; provided, however, that the aggregate number of shares of Common Stock transferred under this clause (d) shall not exceed an aggregate of ten percent (10%) of the outstanding number of shares of Common Stock (calculated on a fully diluted basis as of immediately after giving effect to the transfer in question).

Notwithstanding the provisions of the immediately preceding sentence, no Transfer of Bain Securities pursuant clause (a), (b) or (d) of such sentence shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that all Bain Securities to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as a Bain Initial Investor or Junior Management Initial Investor, as the case may be.

      7.6. Period. The foregoing provisions of this Section 7 shall expire on the earliest of: (i) prior to the LLC Liquidation, the first date on which the LLC owns less than fifty percent (50%) of all Securities owned by it immediately after the closing under the LLC Purchase Agreement; (ii) after the LLC Liquidation, the first date on which the Bain Investors own less than fifty percent (50%) of all Securities owned by them immediately following the LLC Liquidation; (iii) upon the closing of the Initial Public Offering if, in the written opinion of the managing underwriter for the Initial Public Offering, the continued effectiveness of this Section 7 would be detrimental to the sale of securities in the Initial Public Offering or the price to be received for such securities; or (iv) the date on which there exists a Significant Public Float; provided, however, that with respect to clause (iv) hereof, in the event a Take Along Notice shall have become effective within one hundred twenty (120) days prior to such date, the foregoing provisions of this Section 7 shall expire on the earlier of (i) the consummation of the closing of the Sale to which the Take Along Notice relates and (ii) the one hundred twentieth (120th) day following the effectiveness of the Take Along Notice.

      8. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of following provisions as are applicable to it. Each holder of Securities or Non-CSFB Warrant Securities will perform and comply with such of the following provisions as are applicable to such holder.

      8.1. Piggyback Registration Rights.

            8.1.1. Election. Whenever the Company proposes to register (other than a registration pursuant to Section 8.3.3) on form S-1, S-2 or S-3 (or any successor form) any shares of Common Stock for its own or others' account under the Securities Act for a public offering (each a "Public Offering"), the Company shall furnish each holder of Registrable Securities prompt notice of its intent to do so. Upon the request of any such holder given by notice to the Company within twenty (20) days after the effectiveness of such notice from the Company, the Company will use its reasonable best efforts to cause to be included in such registration all of the Registrable Securities which such holder requests.

            8.1.2. Further Assurances. Holders of Registrable Securities participating in any Public Offering shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of any representations and warranties being made by each selling shareholder and any indemnification agreements and "lock-up" agreements made by each selling shareholder for the benefit of the underwriters in such underwriting agreement; provided, however, that (i) no Management Initial Investor party to an employment agreement with the Company or any of its subsidiaries shall be required hereunder to extend the term thereof; and (ii) except with respect to individual representations and warranties regarding such matters as legal capacity or due organization of such participating holder, authority to participate in the Public Offering, compliance by such selling shareholder with laws and agreements applicable to it, ownership (free and clear of liens, charges, encumbrances and adverse claims) of Registrable Securities to be sold by such selling shareholder and accuracy of information with respect to such selling shareholder furnished for inclusion in any disclosure document relating to each Public Offering ("Individual Underwriting Agreement Representations"), the aggregate amount of the liabilities of such participating holder of Registrable Securities pursuant to such underwriting agreement shall not exceed the lesser of (a) such participating holder's pro rata portion of any such liability, in accordance with such participating holder's portion of the total number of Registrable Securities included in the Public Offering or (b) the net proceeds received by such participating holder from the Public Offering. In the case any Management Initial Investor holding Registrable Securities shall request participation in any Public Offering pursuant to this
      Section 8.1, the Company shall use its reasonable best efforts to induce the managing underwriter of the securities being offered to permit such Management Initial Investor to make no representations or warranties in the underwriting agreement other than Individual Underwriting Agreement Representations, but to be liable as indemnitors with respect to any other representations or warranties made by other selling holders in such underwriting agreement, but in the event the managing underwriter shall not accede to such request, such Management Initial Investor shall, within five (5) days of notice to that effect from the managing underwriter or its counsel, either elect to make such other representations and warranties in the underwriting agreement as shall be made by other participating holders or to withdraw from participation.

            8.1.3. Expenses. The Company shall pay all expenses of the holders of Registrable Securities participating in any Public Offering pursuant to this Section 8.1, other than (i) underwriting discounts and commissions, if any, attributable to the Registrable Securities being sold by such holder, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

            8.1.4. Excluded Transactions. Notwithstanding the preceding provisions of this Section 8.1, no holder of Registrable Shares shall have any right of participation or otherwise with respect to the following Public Offerings:

                  (a) Any Public Offering relating solely to employee benefit plans, or

                  (b) Any Public Offering the proceeds of which are used
            principally to finance the acquisition after the date hereof by the Company or any of its subsidiaries of any acquired businesses or any Public Offering constituting an exchange of securities for securities of any such acquired businesses.

      8.2. Demand Registration Rights.

            8.2.1. Registration on Request of Holders of Bain Securities. One or more holders of Bain Securities that wish to register securities representing at least twenty-five percent (25%) of the total amount of Bain Securities then outstanding (as to such registration, the "Initiating Holders") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. Promptly after receipt of such notice, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders, and, subject to all of the provisions of this Section 8, all other Registrable Securities which the Company has been requested to register pursuant to Section 8.1.1 by notice delivered to the Company within twenty (20) days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register. No holder of Bain Securities shall present any request for registration pursuant to this Section 8.2.1 (i) at any time within one hundred eighty (180) days after either the furnishing by the Company of any notice of proposed registration under Section 8.1 or 8.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering, without the prior consent of the Company or (ii) if the Company has previously effected three registrations of Registrable Securities under this Section 8.2.1.

            8.2.2. Registration on Request of Holders of CSFB and Senior Management Securities and Non-CSFB Warrant Securities.

                  8.2.2.1. Senior Management Investors. At any time not earlier than one hundred eighty (180) days after the closing of the first registered secondary offering following the Initial Public Offering, the Senior Management Majority Holders (as to such registration, the "Initiating Holders") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. The demand registration rights granted pursuant to this
            Section 8.2.2.1 may not be exercised if the Company has previously effected a registration of Registrable Securities under this Section 8.2.2.1.

                  8.2.2.2. CSFB. At any time not earlier than one hundred eighty
            (180) days after the closing of the first registered secondary offering following the Initial Public Offering, the CSFB Majority Holders (as to such registration, the "Initiating Holders") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. The demand registration rights granted pursuant to this Section 8.2.2.2 may not be exercised if the Company has previously effected a registration of Registrable Securities under this Section 8.2.2.2.

                  8.2.2.3. Non-CSFB Warrantholders. At any time not earlier than one hundred eighty (180) days after the closing of the first registered secondary offering following the Initial Public Offering, the holders of Non-CSFB Warrant Securities (other than the Company, the Bain Investors or the Other Investors) representing an aggregate of at least 25% of the Non-CSFB Warrant Securities then outstanding (as to such registration, the "Initiating Holders") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. The demand registration rights granted pursuant to this Section 8.2.2.3 may not be exercised if the Company has previously effected two registrations of Registrable Securities under this Section 8.2.2.3.

                  8.2.2.4. Certain Provisions. No holder of Other Securities or
            Non-CSFB Warrant Securities shall present any request for registration pursuant to this Section 8.2.2 at any time within one hundred eighty (180) days after either the furnishing by the Company of any notice of proposed registration under Section 8.1 or 8.2
            hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering, without the prior consent of the Company. Promptly after receipt of any notice requesting registration of Registrable Securities pursuant to this Section 8.2.2, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by the holders requesting pursuant to this Section 8.2.2, and, subject to all of the provisions of this Section 8, all other Registrable Securities which the Company has been requested to register pursuant to Section 8.1.1 by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register.

            8.2.3. Form. Each registration requested pursuant to this Section
      8.2 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities held by the Initiating Holders (the "Majority Initiating Holders").

            8.2.4. Registrations Pursuant to Section 8.2. In the case of a registration pursuant to Section 8.2, whenever the Majority Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and all Registrable Securities to be included in such registration shall be included in such underwritten offering, subject to the cutback provisions of Section 8.3.1. If requested by such underwriters, the Company will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

            8.2.5. Expenses. The Company shall pay all expenses of the holders of Registrable Securities participating in any Public Offering pursuant to this Section 8.2, other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public

      Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

      8.3. Certain Other Provisions.

            8.3.1. Cutbacks. Notwithstanding the foregoing provisions of this
      Section 8, if the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under this Section 8 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.3.1:

                  8.3.1.1. Company Registration or IPO. Upon registration by the
            Company of securities for its own account as contemplated by Section
            8.1.1 or in the case of an Initial Public Offering, shares to be included in such offering shall be reduced in the following order and fashion:

                  (i) first, Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons); and

                  (ii) second, securities proposed to be included by the Company shall be reduced.

                  8.3.1.2. Demand Registration Rights. Upon the exercise of
            demand registration rights by the Initiating Holders pursuant to
            Section 8.2 (except in the case of an Initial Public Offering, which shall be governed by Section 8.3.1.1), the shares to be included in such offering shall be reduced in the following order and fashion:

                  (i) first, securities other than Registrable Securities
            proposed to be included shall be reduced pro rata (based on the number of such securities proposed to be included); and

                  (ii) second, Registrable Securities requested to be included by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons).

                  8.3.1.3. Special Management Cut-Back. Notwithstanding any
            contrary provision contained in this Agreement, in the event that the Public Offering is a Liquidity Event or a subsequent secondary Public Offering, at the option of the Bain Majority Investors and on no more than one occasion under this Agreement, if a Management Investor is currently employed by the Company or was so employed at any time during the 12 preceding months without any material diminution of his or her responsibilities, such Management Investor and each other holder of Securities previously held by, or distributed or issued in respect of Securities or membership interests of the LLC previously held by, such Management Investor (other than any Person which is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as from time to time in effect) may be required to retain, rather than sell, up to 25%, the case of Senior Management Investors, or 15%, in the case of Junior Management Investors, of their Securities.

            8.3.2. Number of Requests, Minimum IPO Size, etc. In the event the number of shares requested to be included in a Public Offering by the Initiating Holders with respect thereto is reduced by operation of the provisions of Section 8.3.1, such demand shall be excluded in determining the number of demands exercisable by such Initiating Holders. No demand may be made unless the Initiating Holders with respect thereto hold Registrable Securities constituting at least five percent (5%) of the aggregate outstanding number of shares of Common Stock (or, in the case of Section 8.2.2.3, at least the lesser of (x) five percent (5%) of the aggregate outstanding number of shares of Common Stock and (y) thirty-three percent (33%) of the then outstanding Registrable Securities subject to Section 8.2.2.3). In the event a proposed demand would result in the Initial Public Offering, the Company shall not be obligated to effect such registration unless the proceeds (net of underwriters' discount and commission) therefrom exceed $50 million, and any such demand which does not result in an effective registration by operation of this sentence shall not count for purposes of determining the number of demands exercisable by the Initiating Holders in question.

            8.3.3. Resale Shelf Registration for Non-CSFB Warrant Securities. In addition to the registration rights granted pursuant to Section 8.1 and
      8.2 above, upon the request of the Non-CSFB Majority Warrantholders, the Company will at its own expense, not later than three hundred and ninety five (395) days after the effectiveness of the first underwritten Public Offering, file, and use its reasonable best efforts to cause to become and remain effective, a shelf registration statement under the Securities Act covering the

      Registrable Securities included in the Non-CSFB Warrant Securities until such time as may be consented to by the Non-CSFB Majority Warrantholders; provided, however, that (i) the rights provided by this
      Section 8.3.3 shall expire on such date, if any, as all Non-CSFB Warrant Securities are freely tradeable under clause (k) of Rule 144 and no holder of Non- CSFB Warrant Securities holds more than one percent (1%) of all outstanding shares of Common Stock and (ii) the Company shall not be required to file any registration statement pursuant to this
      Section 8.3.3 at any time within one hundred eighty (180) days after either the furnishing by the Company of any notice of proposed registration under Section 8.1 or 8.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering.

            8.3.4. Selection of Managing Underwriters. In the case of any registration proposed by the Company for the Public Offering of securities for its own account, the managing underwriters, if any, with respect thereto shall be selected by the Company. In the case of any registration pursuant to Section 8.2 hereof, the holders of a majority of the Registrable Securities requested to be included therein hereunder shall select the managing underwriters, if any, with respect thereto. Notwithstanding the foregoing provisions of this Section 8.3.4, in the case of the Initial Public Offering, the managing underwriter with respect thereto shall be selected by the Bain Majority Holders.

            8.3.5. Selection of Counsel. Counsel to the Company in connection with any Public Offering shall be selected by the Company, and counsel to the selling holders of Registrable Securities shall be selected by the holders of a majority of the Registrable Securities requested pursuant to the provisions hereof to be included therein.

      8.4. Indemnification and Contribution.

            8.4.1. Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities under the Securities Act, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company and any of its subsidiaries pursuant to which securities of the Company and any of its subsidiaries are sold (whether or not for the account of the Company) or any other disclosure document produced by or on behalf of the Company and any of its subsidiaries, including without limitation reports required or other documents filed under the Exchange Act, the Company will, and hereby does, and will cause its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any other holder of Securities or Non-CSFB Warrant Securities who is or might be deemed to be a controlling Person of the Company and any of its subsidiaries within the meaning of Section 15 of the Securities
      Act or Section 20 of the

      Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company and any of its subsidiaries of any federal, state or common law rule or regulation applicable to the Company and to any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this
      Section 8.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

            8.4.2. Indemnities to the Company. The Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 8, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or incorporated document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries, or any such director, officer or controlling Person and shall survive any transfer of securities.

            8.4.3. Contribution. If the indemnification provided for in Sections
      8.4.1 or 8.4.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.4.3 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section

       11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            8.4.4. Limitation on Liability of Holders of Registrable Securities. The liability of each holder of Registrable Securities in respect of all indemnification and contribution obligations of such holder arising under this Section 8.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

      8.5. Lock-up. Without the prior written consent of the Company, for a period beginning seven days immediately preceding and ending on the 180th day following the effective date of the registration statement used in connection with such offering, no holder of Bain Securities or Other Securities (whether or not a selling shareholder pursuant to such registration statement) shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Initial Public Offering, (ii) Transfers among any Affiliates, provided that the transferee Affiliate agrees to be bound by the terms of this Agreement, including this Section 8.5, (iii) Transfers to the Company or any subsidiary of the Company in one or more transactions approved by the Board or
(iv) Transfers constituting the exercise of the Junior Management Options or the CSFB Option in accordance with the provisions of Section 5.

      9. CERTAIN FUTURE EQUITY FINANCINGS OF THE COMPANY. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any rights (either preemptive or other) to subscribe for or to purchase, or any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, or grant stock appreciation or other equity equivalent rights, in each case to any Bain Initial Investor or to any Person in which any Bain Initial Investor beneficially owns, directly or indirectly, 5% or more of any class of outstanding capital stock of such Person (each an "Issuance" of "Subject

Securities"), except in compliance with the following provisions of this
Section 9; provided, however, that the provisions of this Section 9 shall not apply to any such issuance or sale pursuant to options, warrants or rights for, or securities convertible into, other securities, in each case if such options, warrants, rights or convertible securities either (i) were outstanding as of the date hereof, (ii) were issued after the date hereof and the provisions of this Section 9 were complied with in connection with the issuance of such securities, or (iii) were issued after the date hereof and the provisions of this Section 9 did not apply to the issuance of such securities.

      9.1. Right of Participation.

            9.1.1. Offer. Not fewer than twenty (20) days prior to the consummation of the Issuance, a notice (the "Preemption Notice") shall be furnished by the Company to each holder of Other Securities (collectively, the "Preemptive Purchaser Offerees"). The Preemption Notice shall include:

                  (i) The principal terms of the proposed Issuance, including without limitation the amount and kind of Subject Securities to be included in the Issuance, the percentage of the total number of shares of Common Stock outstanding as of immediately prior to giving effect to such Issuance (calculated on a fully diluted basis) which the number of shares of Common Stock held by such Preemptive Purchaser Offeree constitutes (the "Preemptive Portion"), the maximum price per unit of the Subject Securities, the name and address of the Persons to whom the Subject Securities will be Issued (the "Proposed Buyers") and the other principal terms of the proposed Issuance; and

                  (ii) An offer by the Company to Issue, at the option of each
            Preemptive Purchaser Offeree, to such Preemptive Purchaser Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Preemptive Purchaser Offeree (not to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) determined as provided in
            Section 9.1.2, on the same terms and conditions, with respect to each unit of Subject Securities issued to the Preemptive Purchaser Offerees, as each of the Proposed Buyers shall be Issued each of his, her or its units of Subject Securities.

            9.1.2. Time and Manner of Exercise by Offerees. Each Preemptive Purchaser Offeree desiring to accept the offer contained in the Preemption Notice shall send a written commitment to the Company specifying the amount of Subject Securities (not in any event to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) which such Preemptive Purchaser Offeree desires to be issued within twenty (20) days after effectiveness of the Preemption Notice (each Preemptive Purchaser Offeree who so accepts theoffer contained in the Preemption Notice being referred to herein as a"Participating Buyer"). Each Preemptive Purchaser Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to Issue in the Issuance to the Proposed Buyers, at a price no less than 95% of the maximum price set forth in the Preemption Notice and on otherwise substantially no more favorable terms than as set forth in the Preemption Notice, without any further obligation to include such non-accepting Preemptive Purchaser Offerees in the Issuance. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than 95% of the maximum price set forth in the Preemption Notice or the other principal terms shall be substantially more favorable than as set forth in the Preemption Notice, it shall be necessary for a separate Preemption Notice to have been furnished, and the terms and provisions of this Section 9.1 separately complied with, in order to consummate such proposed Issuance pursuant to this Section 9.1; provided, however, that in the case of such a separate Preemption Notice, the applicable period referred to in Sections 9.1.1 shall be seven (7) days and the applicable period referred to in Section 9.1.2 shall be three
      (3) business days.

            The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Proposed Buyers, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

            If at the end of the one hundred twentieth (120th) day following the date on which the Preemption Notice was given the Company has not completed the Issuance as provided in the foregoing provisions of this
      Section 9, each Participating Buyer shall be released from his obligations under the written commitment, the Preemption Notice shall be null and void, and it shall be necessary for a separate Preemption Notice to have been furnished, and the terms and provisions of this Section 9.1 separately complied with, in order to consummate an Issuance pursuant to this Section 9.1, unless the failure to complete the Issuance resulted from any failure by any Preemptive Purchaser Offeree to comply in any material respect with the terms of this Section 9.

            9.1.3. Certain Legal Requirements. In the event the participation by any Preemptive Purchaser Offeree as a Participating Buyer would require under applicable law (i) the registration or qualification of any securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Issuance of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D solely to "accredited investors" as defined in said Regulation D, the Company shall be obligated only to use its reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit such Participating Buyer to receive such securities. Notwithstanding any provisions of this Section 9, if use of reasonable best efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Participating Buyer to receive such securities, the Company may exclude such Participating Buyer from participation in the Issuance. The obligation of the Company to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Buyer to receive such securities shall be conditioned on such Participating Buyer executing such documents and instruments, and taking such other actions (including without limitation, if required by the Company on advice of its counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with. Each Participating Buyer agrees to take such actions as the Company shall reasonably request in order to permit such requirements to have been complied with.

            9.1.4. Special Rule in Certain Circumstances. In the event that the participation of each Proposed Buyer in an Issuance is conditioned upon the purchase by such Proposed Buyer of any securities (including without limitation debt securities) other than Subject Securities ("Other Offered Securities"), the Company may require as a condition to the participation in the Issuance by the Preemptive Purchaser Offerees that such Preemptive Purchaser Offerees acquire in the Issuance, together with the Subject Securities to be acquired by them, Other Offered Securities in the same proportion to the Subject Securities to be acquired by them as Other Offered Securities are acquired by each Proposed Buyer in proportion to the Subject Securities acquired in the Issuance by such Proposed Buyer, on the same terms and conditions (except as specifically otherwise provided in this Section 9.1) as to each unit of Subject Securities and Other Offered Securities issued to the Preemptive Purchaser Offerees, as each of the Proposed Buyers shall be issued each of his, her or its units of Subject Securities and Other Offered Securities.

            9.1.5. Closing. Each Participating Buyer shall take such actions and execute such documents and instruments as shall be reasonably necessary or desirable in order to consummate the Issuance expeditiously and on the same terms as the Proposed Buyers;

      provided, however, that in the event the consideration payable
      --------  -------
      by the Proposed Buyers in the Issuance for Subject Securities (or, if applicable, Other Offered Securities) includes any securities or other property other than cash, at the option of each Participating Buyer, such Participating Buyer may deliver, in lieu of such securities or other property other than cash, cash in the amount equal to the then Fair Market Value of such consideration constituting securities or other property other than cash. For purposes of this Section 9.1.5, Fair Market Value shall be determined in good faith by the Board as of the date of the Issuance in question.

            At the closing of any Issuance under this Section 9.1, each of the Participating Buyers shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Offered Securities) to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or his or its designated nominee, free and clear of any Liens, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

            9.2. Termination. The foregoing provisions of this Section 9 shall terminate immediately following the closing of the Issuance of Common Stock by the Company pursuant to the Initial Public Offering.

      10. DETERMINATION OF FAIR MARKET VALUE. The term "Fair Market Value" shall mean, the fair value of the applicable Security or other securities as of the applicable date on the basis of a sale of such Security or securities in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion (or, in the case of an Option, the fair value of the Shares that may then be purchased or received by the holder of such Option upon exercise or conversion thereof, determined as described in this
Section 10, minus the exercise or conversion price applicable thereto). In determining such Fair Market Value, no discount shall be taken for constituting a minority interest and no upward adjustment or discount shall be taken relating to the fact that the Securities in question are subject to the restrictions and entitled to the rights provided hereunder. For purposes of Sections 6 or 7 of this Agreement, such Fair Market Value shall be determined: (i) in the case of any Securities or other securities to be valued representing less than 10% of the then outstanding Registrable Securities, in good faith by the Board and (ii) in the case of any Securities or other securities to be valued representing more than 10% of the then outstanding Registrable Securities, absent any agreement between the Company and the holders of a majority of the Securities in question regarding such valuation, by an Independent Investment Banking Firm retained by the Company (the fees and expenses of which shall be shared in one-half shares by the Company, on the one hand, and the holders of Securities subject to such Fair Market Value determination, on the other hand) selected as follows. The Board shall select three Independent Investment Banking Firms none of whom shall be an Affiliate of any Investor, and the Independent Investment Banking Firm to perform the calculation shall be selected from such list of three by the holders of a majority of the Securities subject to such Fair Market Value determination.

      11. REMEDIES.

      11.1. Generally. The Company and all holders of Securities and Non-CSFB Warrant Securities shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company, any holder of Securities or any holder of Non-CSFB Warrant Securities. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

      11.2. Deposit. Without limiting the generality of Section 11.1, if any Investor (a "Non-Complying Investor") fails to deliver any certificate or certificates evidencing Securities that may be required to be sold pursuant to any provision of this Agreement in accordance with the terms hereof, the Company or other Person entitled to purchase or require the sale of such securities may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Securities with any national bank or trust company having combined capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) and which has agreed to act as escrow agent in the manner contemplated by this Section 11.2 and shall furnish or make available to all interested Persons satisfactory evidence of such deposit and thereupon the Company shall cancel on its books the certificate or certificates representing such Securities and, in the case of any such purchase of Securities by a Person other than the Company issue, in lieu thereof and in the name of such Person, a new certificate or certificates representing such Securities and thereupon all of the Non-Complying Investor's rights in and to such Securities shall terminate. Thereafter, upon delivery to the Company by such Non-Complying Investor of the certificate or certificates evidencing such Securities (duly endorsed, or with stock powers or other appropriate instruments of transfer duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Company shall instruct the escrow agent referred to above to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Person who deposited the purchase price for such Securities) to such Non-Complying Investor.

      12. LEGENDS.

      12.1. Securities Act Legend. Each certificate representing Securities or Non-CSFB Warrant Securities shall have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

      The legend required by this Section 12.1 shall cease to be required as to any particular Securities (i) when, in the opinion of Ropes & Gray, Hutchins Wheeler & Dittmar, Bingham Dana LLP, Weil Gotshal & Manges, Willkie Farr & Gallagher or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Securities shall have been registered under the Securities Act or transferred pursuant to Rule 144 thereunder. Whenever (x) such requirement shall cease and terminate as to any Securities or (y) such Securities shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in this Section 12.1.

      12.2. Stockholders Agreement Legend. Each certificate representing Securities shall have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate are subject to restrictions on voting and transfer and requirements of sale and the provisions as set forth in the Stockholders Agreement dated as of September 27, 1999, as amended and in effect from time to time, and constitute ______________ Securities as defined in such Stockholders Agreement. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

      Any person who acquires Securities which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Securities.

      12.3. Option-Eligible Shares Legend. Each certificate representing Option-Eligible Shares shall have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate are Option-Eligible Shares (as defined in the Stockholders Agreement) and are subject to purchase by the holders of the Junior Management Options and the CSFB Option (as defined in the Stockholders Agreement) under the terms and conditions described in Section 5 of the Stockholders Agreement, and any transfer of these Option-Eligible Shares is subject to certain conditions specified in and must be in compliance with the terms of such Section 5 of the Stockholders Agreement."

      The legend required by this Section 12.3 shall cease to be required (a) as to any particular Option-Eligible Shares, upon the exercise of a Junior Management Option or the CSFB Option with respect to such shares or (ii) with respect to all Option-Eligible Shares, after all Junior Management Options and the CSFB Option have terminated pursuant to the terms of Section 5, and in any such event the holder thereof shall be entitled to receive from the Company, without expense, replacement certificates not bearing the legend set forth in this Section 12.3.

      12.4. Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Securities until the conditions specified in the foregoing legends are satisfied.

      13. AMENDMENT, TERMINATION, ETC.

      13.1. No Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

      13.2. Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, by an agreement in writing signed by the Bain Majority Holders and the holders of a majority of all Securities then outstanding and each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Securities and Non-CSFB Warrant Securities subject hereto; provided, however, (a) the consent of the CSFB Majority Holders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of CSFB Securities as such under this Agreement, (b) the consent of the Management Majority Holders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Management Securities as such under this Agreement, (c) the consent of the Non-CSFB Majority Warrantholders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Non-CSFB Warrant Securities as such under this Agreement. In addition, each party hereto and each holder of Securities or Non-CSFB Warrant Securities subject hereto may waive any of its rights hereunder by an instrument in writing signed by such party or holder.

      14. MISCELLANEOUS.

      14.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

      14.2. Notices. Notices and other communications provided for in this Agreement shall be in writing and shall be effective (i) when one day shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit for overnight delivery with Federal Express or other bonded courier (charges prepaid), addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, (ii) when three (3) days shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit in the U.S. mail, postage prepaid and registered or certified, addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, or
(iii) if earlier, upon receipt.

            If to the Company, to it at:

                  c/o ICON Health & Fitness, Inc.
                  875 South Main Street
                  Logan, Utah 84321
                  Attention: President

                  with a copy to:

                  Bain Capital, Inc.
                  Two Copley Place, 7th Floor
                  Boston, Massachusetts 02116
                  Attention: Robert C. Gay
                             Ron Mika

            If to the Bain Investors, to them at:

                  c/o Bain Capital, Inc.
                  Two Copley Place, 7th Floor
                  Boston, Massachusetts 02116
                  Attention: Robert C. Gay
                             Ron Mika

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts 02110
                  Attention: R. Newcomb Stillwell

            If to CSFB, to it at:

                  Credit Suisse First Boston Corp.
                  Eleven Madison Avenue
                  New York, NY 10010-3629
                  Attention: Christopher Pechock

                  with a copy to:

                  Bingham Dana LLP
                  One State Street
                  Hartford, Connecticut 06103-3178
                  Attention: Evan D. Flaschen

            If to Scott Watterson or Gary Stevenson, to him at:

                  c/o ICON Health & Fitness, Inc.
                  875 South Main Street
                  Logan, Utah 84321

                  with a copy to:

                  Hutchins, Wheeler & Dittmar, a Professional Corporation 101 Federal Street
                  Boston, MA  02110
                  Attention: Charles W. Robins

            If to the Non-CSFB Warrantholders, to them at:

                  c/o IBJ Whitehall Bank & Trust Company
                  One State Street
                  New York, New York 10004

                  with a copy to:

                  Weil Gotshal & Manges
                  767 Fifth Avenue
                  New York, New York 10028
                  Attention: Matthew D. Bloch

            If to any other Investor, to such Investor at the address set forth in the stock record book of the Company.

      Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

      14.3. Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. No provision of this Agreement providing for the expiration of any provision by lapse of time or upon the occurrence of specified events or otherwise shall relieve any Person of liability for breach or violation prior to such expiration.

      14.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

      14.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

      14.6. Severability. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

      14.7. Joint and Several Liability of the Company and ICON. ICON shall be jointly and severally liable in respect of all payment obligations of the Company under this Agreement.

      14.8. Third Party Beneficiaries. Solely for purposes of Sections 8 (other than Section 8.5), 11.1, 12.1, 13, 14 and 15 hereof, the Non-CSFB Warrantholders shall be deemed to be intended third-party beneficiaries of this Agreement and shall be bound hereby.

      14.9. Termination of Equity Commitment Letter. ICON, the Bain Initial Investors, CSFB and the Senior Management Initial Investors hereby agree on behalf of themselves and their affiliates that the letter agreement dated July 8, 1999 between ICON, Bain Capital, Inc., Credit Suisse First Boston Corp. and the Senior Management Initial Investors, as amended (the "Equity Commitment Letter"), is hereby terminated without further liability to any party thereunder and shall be of no further force and effect.

      14.10. Limitation on CSFB Acquisitions. CSFB agrees that neither it nor any of its Affiliates shall acquire any shares of Common Stock or Options from any third party if, after giving effect to such acquisition, CSFB and its Affiliates would own (or be deemed to own) in the aggregate Equivalent Shares representing more than 49.5% of the outstanding shares of Common Stock of the Company on a fully diluted basis. Solely for purposes of this Section 14.10, in calculating the number of Equivalent Shares owned by CSFB and its Affiliates, CSFB shall be deemed to have exercised the CSFB Option in full.

      15. GOVERNING LAW.

      15.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

      15.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 14.2 hereof is reasonably calculated to give actual notice. The provisions of this Section 15.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in the federal or state courts of the State of New York.

      15.3. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF,

DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 15.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 15.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

      15.4. Reliance. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of Section 15 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

            [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                                        [Stockholders Agreement]

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                             HF HOLDINGS, INC.

                                         By /s/ S. Fred Beck
                                           -------------------------------------
                                           Title: CFO, Vice President &
                                                  Treasurer


ICON:                                    ICON HEALTH & FITNESS, INC.

                                         By /s/ S. Fred Beck
                                           -------------------------------------
                                           Title: CFO, Vice President &
                                                  Treasurer


THE BAIN INITIAL INVESTORS:              BAIN CAPITAL FUND IV, L.P.

                                         By Bain Capital Partners IV, L.P., a
                                            Delaware Limited Partnership,
                                            its general partner

                                         By Bain Capital Investors, Inc.,
                                            its general partner

                                         By /s/ Robert Gay
                                            ------------------------------------
                                            Title: Managing Director

                                                        [Stockholders Agreement]

                                         BAIN CAPITAL FUND IV-B, L.P.

                                         By Bain Capital Partners IV, L.P., a
                                            Delaware Limited Partnership,
                                            its general partner

                                         By Bain Capital Investors, Inc.,
                                            its general partner

                                         By /s/ Robert Gay
                                           -------------------------------------
                                           Title: Managing Director


                                         BCIP ASSOCIATES

                                         By /s/ Robert Gay
                                           -------------------------------------
                                           Title: a general partner


                                         BCIP TRUST ASSOCIATES, L.P.

                                         By /s/ Robert Gay
                                           -------------------------------------
                                           Title: a general partner

                                                        [Stockholders Agreement]

THE LLC:                                 HF INVESTMENT HOLDINGS, LLC

                                         By    /s/ Gary E. Stevenson
                                           -------------------------------------
                                           Title: Administrative Member

                                                        [Stockholders Agreement]

THE SENIOR MANAGEMENT
  INITIAL INVESTORS:                     /s/ Gary E. Stevenson
                                         ---------------------------------------
                                         Gary Stevenson, individually


                                         /s/ Scott Watterson
                                         ---------------------------------------
                                         Scott Watterson, individually

                                                        [Stockholders Agreement]

CSFB:                                    CREDIT SUISSE FIRST BOSTON
                                         CORPORATION

                                         By /s/ David J. Matlin
                                           -------------------------------------
                                           Title: Managing Director

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                                                        [Stockholders Agreement]


                                         By /s/ Stanley C. Tuttleman
                                           -------------------------------------
                                           Stanley C. Tuttleman

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                                                        [Stockholders Agreement]

                                        INVERNESS/PHOENIX CAPITAL LLC


                                         By W. McComb Dunwoody
                                           -------------------------------------
                                           Title: Managing Director

                                                        [Stockholders Agreement]


                                         By /s/ Lee Ming Tsung
                                           -------------------------------------
                                           Lee Ming Tsung

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                                                        [Stockholders Agreement]


                                         By /s/ Wen-Chung Ko
                                           -------------------------------------
                                           Wen-Chung Ko